UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 22, 2010

CENTER BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	2-81353	52-1273725
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2455 Morris Avenue, Union, New Jersey	07083
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (800) 862-3683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into A Material Definitive Agreement.

On September 22, 2010, Center Bancorp, Inc. (the “Company” or “Center”) entered into an Underwriting Agreement with Stifel Nicolaus & Company, Incorporated, as the sole underwriter (the “Underwriter”), relating to a public offering by the Company of 1,430,000 shares of the Company’s common stock, no par value (the “Common Stock”).  These shares of Common Stock are being sold at a public offering price of $7.00 per share, less underwriting discounts and commissions.  Concurrently, the Company entered into subscription agreements directly with certain directors of the Company for the offering of 285,000 shares of Common Stock at a price of $7.50 per share.

Both offerings are expected to close on September 27, 2010.  Center expects gross proceeds from the offerings to be $12,147,500 and net proceeds to be approximately $11,389,800.

Both offerings are being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333- 165787), which was declared effective by the Securities and Exchange Commission (the “Commission”) on May 5, 2010, the related prospectus and two prospectus supplements, each dated September 22, 2010.

The Underwriting Agreement contains customary representations, warranties, and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference.  A copy of the form of Subscription Agreement is attached as Exhibit 1.2 hereto and is incorporated herein by reference.

A copy of the opinion of Lowenstein Sandler PC relating to the legality of the issuance and sale of the Common Stock in the offerings is attached as Exhibit 5.1 hereto.

Item 8.01.  Other Events.

On September 22, 2010, the Company issued a press release announcing the pricing of both of the offerings described above.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit 1.1 –	Underwriting Agreement, dated September 22, 2010, by and between Center Bancorp, Inc. and Stifel Nicolaus & Company, Incorporated.
Exhibit 1.2 –	Form of Subscription Agreement, dated September 22, 2010, by and between Center Bancorp, Inc. and certain directors of Center Bancorp, Inc.
Exhibit 5.1 –	Opinion of Lowenstein Sandler PC
Exhibit 23.1 –	Consent of Lowenstein Sandler PC (included in its opinion filed as Exhibit 5.1 hereto).
Exhibit 99.1 –	Press Release of Center Bancorp, Inc., dated September 22, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTER BANCORP, INC.

By:	/s/Anthony C. Weagley
Name: Anthony C. Weagley
Title: President and Chief Executive Officer

Dated:  September 22, 2010

EXHIBIT INDEX

Exhibit 1.1 –	Underwriting Agreement, dated September 22, 2010, by and between Center Bancorp, Inc. and Stifel Nicolaus & Company, Incorporated.
Exhibit 1.2 –	Form of Subscription Agreement, dated September 22, 2010, by and between Center Bancorp, Inc. and certain directors of Center Bancorp, Inc.
Exhibit 5.1 –	Opinion of Lowenstein Sandler PC
Exhibit 23.1 –	Consent of Lowenstein Sandler PC (included in its opinion filed as Exhibit 5.1 hereto).
Exhibit 99.1 –	Press Release of Center Bancorp, Inc., dated September 22, 2010.